UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)                   August 31, 2006

                      Crusade Management Limited
(Exact Name of Registrant as Specified in its Charter)

Australia
(State or Other Jurisdiction of Incorporation)

333-128920 Not Applicable
(Commission File Numbers) (Registrant's I.R.S. Employer Identification Nos.)

Level 4, 4-16 Montgomery Street, Koragh, NSW 2217 Australia Not Applicable
(Address of Principal Executive Offices) (Zip Code)

(011) 612-9952-1315
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

The consolidated statements of financial condition of Credit Suisse (USA), Inc. and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2005, which appear in Credit Suisse (USA), Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission (“SEC”) on March 20, 2006 are incorporated by reference in this Form 8-K and in the preliminary prospectus supplement dated August 31, 2006 (the “Prospectus Supplement”) relating to the Crusade Global Trust No. 2 of 2006.

The condensed consolidated statement of financial condition of Credit Suisse (USA), Inc. and subsidiaries as of June 30, 2006, the related condensed consolidated statements of operations for the three and six-month periods ended June 30, 2006 and 2005, and the related condensed consolidated statements of changes in stockholder’s equity and cash flows for the six-month periods ended June 30, 2006 and 2005 contained in Credit Suisse (USA), Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on August 8, 2006 are incorporated by reference in this Form 8-K and in the Prospectus Supplement.

In connection with the issuance of the notes, the Registrant is filing herewith the consent of KPMG LLP (“KPMG”) to their being referred to as “Experts” in the Prospectus Supplement and the incorporation by reference of their report on the consolidated statements of financial condition of Credit Suisse (USA), Inc. and subsidiaries, as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholder’s equity and cash flows for each of the years in the three-year period ended December 31, 2005, in the Registration Statement of the Registrant (Registration No. 333-128920) and in the Prospectus Supplement referred to above related to the issuance of the notes. The consent of KPMG is attached hereto as Exhibit 23.1.

Item 9.01        Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUSADE MANAGEMENT LIMITED
August 31, 2006
By: /s/ Rodney James Clark Name: Rodney James Clark Title: Senior Manager

INDEX OF EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.